Loss Per Share	12 Months Ended
Dec. 31, 2019
Loss Per Share
Loss Per Share

20.  Loss Per Share

The following table sets forth the computation of basic and diluted net loss per share for the following periods:

	For the year ended December 31,
	2017	2018	2019	2019
	RMB	RMB	RMB	US$
Numerator:
Net loss	(525,115)	(10,217,125)	(6,967,603)	(1,000,834)
Deemed distribution to certain holders of convertible preferred shares	—	(80,496)	—	—
Contribution from certain holder of convertible preferred shares	26,413	—	—	—
Net loss attributable to ordinary shareholders	(498,702)	(10,297,621)	(6,967,603)	(1,000,834)

Denominator (in thousands of shares):
Weighted-average number of ordinary shares outstanding – basic and diluted	1,764,799	2,968,320	4,627,278	4,627,278

Loss per share – basic and diluted	(0.28)	(3.47)	(1.51)	(0.22)